GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated August 23, 2013 to the

Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2013, as supplemented

Effective on or about August 30, 2013, Karsch Capital Management, LP (“KCM”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to KCM in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted in their entirety as of that date.

This Supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

MMALTKTSTK 08-13